EXHIBIT 99.3

IN THE CIRCUIT COURT OF JEFFERSON COUNTY, ALABAMA

(HEALTHSOUTH CORPORATION 2002 DERIVATIVE LITIGATION)

WADE TUCKER, derivatively on behalf of HealthSouth Corporation, Plaintiff, v. RICHARD M. SCRUSHY, et al., Defendants, and HEALTHSOUTH CORPORATION, Nominal Defendant.	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	CIVIL ACTION NO: CV-02-5212

ORDER AND PARTIAL FINAL JUDGMENT PURSUANT TO A.R.C.P RULE 54(b)

APPROVING PRO TANTO SETTLEMENT WITH CERTAIN DEFENDANTS

A hearing having been held before this Court (the “Court”) on January 9, 2007, pursuant to the Court’s Order of September 27, 2006 (the “Scheduling Order”), upon a Stipulation of Settlement with certain defendants, filed on September 27, 2006 (the “Stipulation”), of the above-captioned action (the “Action”), which is incorporated herein by reference; it appearing that due notice of said hearing has been given in accordance with the aforesaid Scheduling Order; the respective parties having appeared by their attorneys of record; the Court having heard and considered evidence in support of the proposed Settlement; the attorneys for the respective parties having been heard; an opportunity to be heard having been given to all other persons requesting to be heard in accordance with the Scheduling Order; and the entire matter of the proposed Settlement having been heard and considered by the Court;

IT IS HEREBY ORDERED, ADJUDGED AND DECREED, this 11th day of January, 2007, that:

1.            Unless otherwise defined herein, all defined terms shall have the meaning set forth in the Stipulation.

2.            The form and manner of notice given to HealthSouth’s stockholders is hereby determined to have been the best notice practicable under the circumstances and to have been given in full compliance with the requirements of due process, and Rule 23.1 of the Rules of this Court and applicable law.

3.            The Stipulation, the Settlement, and the Insurance Settlement Agreement are approved as fair, reasonable, adequate and in the best interests of HealthSouth, and it was not illegal for HealthSouth to agree to the indemnification obligations in Section 5 and the advancement obligations in Section 6 of the Insurance Settlement Agreement. The Settlement and the Insurance Settlement Agreement shall be consummated in accordance with the terms and conditions of the Stipulation and the Insurance Settlement Agreement.

4.            Any and all claims, demands, rights, actions or causes of action, liabilities, damages, losses, attorneys’ fees, costs, expenses, obligations, duties, judgments, suits, proceedings, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, executions, matters and issues of any kind or nature whatsoever, whether in law, admiralty, or equity, and whether based on any federal, state, local, statutory or common law, or any other rule or regulation, foreseen or unforeseen, matured or unmatured, known or unknown, accrued or not accrued, contingent or absolute, apparent or unapparent, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, whether or not asserted, that have been or could have been asserted in this Action by or on behalf of HealthSouth or any of its affiliates, predecessors, successors, assigns, past or present officers, directors, debt or equity securities holders, general or limited partners or partnerships, trustees, employees, representatives, agents, advisors, parents, or subsidiaries, or by or on behalf of any stockholder of HealthSouth acting or purporting to act on behalf of HealthSouth, whether directly, indirectly, representatively, derivatively or in any other capacity, against any of the Individual Settling Defendants or their respective family members, heirs, executors, administrators, successors, assigns, present and former employees, officers, directors, attorneys, legal representatives, and agents of each of them, and any person or entity in which any Individual Settling Defendant has or had a controlling interest and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them, and the Settling Insurers, and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them, and any other current or former directors, officers, or employees of HealthSouth other than the Non-Settling Defendants, regardless of whether such person was served with process and appeared in this Action (collectively, the “Released Parties”), which have or could have arisen or arise at any time, and relate in any manner to the allegations, facts, events, transactions, acts, occurrences, statements, representations, misrepresentations, omissions, acts or failures to act, course of conduct, or any other matter, thing or cause whatsoever, or any series thereof, embraced, involved, set forth or otherwise related, directly or indirectly, to the facts and circumstances alleged or that could have been alleged in the Complaint; and, with respect to the Settling Insurers, and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them, all claims and causes of action of every nature and description, whether known or unknown, whether arising under any federal, state, local, statutory or common law, whether brought directly or derivatively, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation (collectively, the “Released Claims”) are hereby fully, finally, and forever compromised, settled, discharged, dismissed with prejudice and released with full preclusive effect as to each of the Released Parties. Notwithstanding any other provision in this Paragraph 4 or elsewhere in this Order, “Released Parties” shall not be deemed to include (a) Richard M. Scrushy, or (b) any person who agreed to plead guilty or otherwise have been convicted of crimes in connection with HealthSouth’s former financial reporting activities, or (c) any third party entities who are defendants in the Action including Ernst & Young LLP, UBS Securities, LLC, Source Medical Solutions, Inc., Capstone Capital Corporation, Medcenterdirect.com, and G.G. Enterprises, or (d) any other Non-Settling Individual Defendants or Non-Settling Defendant Entities, or (e) any Non-Settling Insurers (and any other person or entity in their capacity as a successor in interest to the Non-Settling Insurers with respect to the insurance policy or policies they issued to HealthSouth and/or the Individual Settling Defendants). This Order shall not operate to release or reduce the judgment entered against Richard Scrushy based upon the claim of unjust enrichment for approximately $47.8 million entered on January 3, 2006 in favor of Wade Tucker, derivatively on behalf of HealthSouth. This Release shall not operate to release in whole or in part any claim asserted against any of the Non-Settling Individual Defendants or Non-Settling Defendant Entities.

5.           Plaintiff, HealthSouth (and its affiliates, predecessors, successors, assigns, parents, subsidiaries, stockholders, and any person acting or purporting to act on behalf of HealthSouth), or any of them, are hereby permanently BARRED, ENJOINED and RESTRAINED from instituting, commencing or prosecuting in this Action or any other action or proceeding any Released Claims against any of the Released Parties. The Released Claims against each and all of the Released Parties shall be released and dismissed with prejudice and on the merits with full preclusive effect as to each of the Released Parties.

6.            Consistent with Paragraph 9 of the Stipulation and in accordance with 10 Del. C. §6304(b) or any similar, comparable or equivalent provision of law:

(a)

The Non-Settling Defendants and all other persons, including but not limited to any other person or entity later named as a defendant in this Action, are hereby permanently BARRED, ENJOINED and RESTRAINED to the fullest extent permitted under applicable law from commencing, prosecuting, or asserting any action, proceeding or claim against the Released Parties involving, related to or arising out of the facts and events that are the subject of the Released Claims, including but not limited to claims for contribution (whether contractual or otherwise), indemnification (whether contractual or otherwise) or similar claims.

(b)

The Non-Settling Defendants and all other persons, including but not limited to any other person or entity later named as a defendant in this Action, are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting, or asserting against the Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them any and all manner of action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses, of any nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, fixed or contingent, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation; provided, however, that nothing herein shall be construed to bar, enjoin or restrain any Non-Settling Defendant from commencing, prosecuting, or asserting against any Settling Insurer any and all manner of action or actions based upon any policy issued by such Settling Insurer to any Non-Settling Defendant, but not including any insurance policies issued to HealthSouth.

(c)	For purposes of this Order, Barred Person shall be defined as any person or entity other than HealthSouth that is barred and/or enjoined by paragraph 6(a) and 6(b).

7.            HealthSouth and the Individual Settling Defendants are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting or asserting any actions or claims against the Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation.

8.            All Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting or asserting any actions or claims against HealthSouth and/or the Individual Settling Defendants that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the

facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation.

9.             Barred Persons shall be entitled to a judgment credit in an amount that is the greater of the amount provided for in 10 Del. C. § 6304 or pursuant to the law of Alabama. The credit referred to herein is not effective or applicable until final approval of this Settlement. Notwithstanding any other provision in this Order, nothing shall operate to release or reduce the judgment entered against Richard Scrushy based upon the claim of unjust enrichment for approximately $47.8 million entered on January 3, 2006 in favor of Wade Tucker, derivatively on behalf of HealthSouth. Nothing contained in this paragraph shall otherwise affect the choice of law that is otherwise applicable to the Underlying Litigation.

10.          Consistent with Paragraph 13 of the Stipulation and in accordance with 10 Del. C. §6304(b) or any similar, comparable or equivalent provision of law: the Released Parties are hereby permanently BARRED, ENJOINED and RESTRAINED to the fullest extent permitted under applicable law from commencing, prosecuting, or asserting any action, proceeding or claim against the Barred Persons and/or HealthSouth involving, related to or arising out of the facts and events that are the subject of the Released Claims, including but not limited to claims for contribution (whether contractual or otherwise), indemnification (whether contractual or otherwise) or similar claims; provided, however, that nothing contained herein shall release, alter, change, limit, affect, dilute, eliminate, or in any way, impair or undermine existing or future indemnification and advancement rights, and/or existing or future indemnification and advancement claims, if any, of the Individual Settling Defendants against HealthSouth, whether arising out of any corporate governance provision,

Certificate of Incorporation, By-laws, as in effect at any time, other corporate documents, indemnification agreements, letter agreements, severance agreements, contract, law, or otherwise.

11.          The Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting, or asserting against the Barred Persons any and all manner of action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses, of any nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, fixed or contingent, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation; provided, however, that nothing herein shall be construed to bar, enjoin or restrain any Settling Insurer from commencing, prosecuting, or asserting against any Non-Settling Defendant any and all manner of action or actions based upon any policy issued by such Settling Insurer to any Non-Settling Defendant, but not including any insurance policies issued to HealthSouth.

12.          In the event that (i) a judgment (net of any judgment credit required under Paragraph 9 herein) is entered in this Action against any Non-Settling Defendant, and (ii) a court determines that such Non-Settling Defendant would have been entitled to coverage for such judgment under the Insurance Policies but for the Stipulation, then such Non-Settling Defendant shall have the judgment reduced by the amount of coverage, if any, such court determines (based on jury findings as and if required by law) is payable on behalf of such Non-Settling Defendant, but only to the extent such a reduction has not already been made with respect to another judgment. In connection with the judicial determination of insurance coverage referred to in the preceding sentence, the Plaintiff shall have the right to defend all claims of coverage asserted by any Non-Settling Defendant and to assert all defenses to coverage that may have been available to the insurers, and the Settling Insurers, HealthSouth and the Individual Settling Defendants shall provide reasonable cooperation in the defense of all such claims. The credit referred to herein is not effective or applicable until final approval of this Settlement. Notwithstanding any other provision in this Order, nothing shall operate to release or reduce the judgment entered against Richard Scrushy based upon the claim of unjust enrichment for approximately $47.8 million entered on January 3, 2006 in favor of Wade Tucker, derivatively on behalf of HealthSouth.

13.          The provisions in this bar order are reciprocal and in the event that any person or entity asserts and is legally not barred by the bar order from bringing any claim, action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses falling within the scope of this bar order (the “First Person”) against any other person (the “Second Person”), this bar order shall not bar, enjoin or restrain the Second Person from asserting or bringing any claim, action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses falling within the scope of this bar order against the First Person.

14.          With respect to any and all Released Claims against Released Parties, Plaintiff and HealthSouth have hereby waived and relinquished, and all other parties whose claims are being released are hereby deemed to have waived and relinquished, to the fullest extent permitted by law, the provisions, rights and benefits of Section 1542 of the California Civil Code, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Also, with respect to any and all Released Claims against Released Parties, Plaintiff and HealthSouth have hereby waived and relinquished, and all other parties whose claims are being released are hereby deemed to have waived and relinquished, to the fullest extent permitted by law, any and all provisions, rights, and benefits conferred by the law of any state or territory of the United States or any other jurisdiction, or principle of common law, which is similar, comparable or equivalent to Cal. Civ. Code § 1542.

15.          Nothing contained in the Settlement or this Order shall be interpreted as satisfying or mitigating or discharging or reducing the judgment entered against Richard Scrushy based upon the claim of unjust enrichment for approximately $47.8 million entered on January 3, 2006 in favor of Wade Tucker, derivatively on behalf of HealthSouth. Subject to the judgment credit and insurance credit provisions of Paragraphs 9 and 12 herein, nothing in the Settlement or this Order shall limit or otherwise inhibit continued maintenance of the derivative claims against the Non-Settling Defendants by or on behalf of HealthSouth (which is neither a Non-Settling Defendant, nor a Released Person, nor a Barred Person under this Settlement).

16.          Counsel for the Plaintiff is awarded attorneys’ fees in the amount of $15 million -- 15% of the $100 million settlement approved herein -- inclusive of reimbursement of expenses,

which sums the Court finds to be fair and reasonable, to be paid in accordance with the terms of the Fee Stipulation.

17.          Without affecting the finality of this Order and Partial Final Judgment in any way, this Court reserves exclusive jurisdiction over all matters relating to the administration and consummation of the Settlement.

18.          Pursuant to A.R.C.P., Rule 54(b), this Court hereby certifies that there is no just reason for delay and expressly directs entry of final judgment forthwith as per the above.

Done and ordered this 11th day of January, 2007.

/s/ Allwin E. Horn, III
Allwin E. Horn, III, Circuit Judge

Distribution:      Copies of this Order are being provided to all Steering Committee Counsel with directions that said counsel further distribute this Order to all Parties in their respective Groups.

cc:	Honorable Karen O. Bowdre
U.S. Federal Judge
Hugo Black U.S. Courthouse
1729 5th Avenue North
Birmingham, AL 35203

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